EMPLOYEE BENEFIT PLANS - Net Periodic Post-Retirement Benefit Expense (Detail) - Other Postretirement Benefit Plans, Defined Benefit - USD ($) $ in Millions	12 Months Ended
	Jan. 03, 2015	Dec. 28, 2013	Dec. 29, 2012
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 1.0	$ 0.8	$ 0.9
Interest cost	2.7	2.5	3.1
Prior service credit amortization	(1.4)	(1.4)	(1.2)
Actuarial loss amortization	(0.1)	0.0	(0.2)
Settlement / curtailment gain	0.0	0.0	0.1
Net periodic pension expense	$ 2.2	$ 1.9	$ 2.7